As filed with the Securities and Exchange                      File No. 33-27247
Commission on April 27, 1999                                   File No. 811-5773
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 17

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment no. 23

                             AETNA BALANCED VP, INC.
                             -----------------------

               151 Farmington Avenue, Hartford, Connecticut 06156
            --------------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


     X   on May 3, 1999 pursuant to paragraph (b) of Rule 485
   ----

                            AETNA BALANCED VP, INC.

                                  Prospectus


                                  May 3, 1999






The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                            TABLE OF CONTENTS

                                                                              Page
                                                                              ----
THE FUND'S INVESTMENTS .....................................................    3
 Investment Objective, Principal Investment Strategies and Risks, Investment
 Performance ...............................................................    3
FUND EXPENSES ..............................................................    6
OTHER CONSIDERATIONS .......................................................    7
MANAGEMENT OF THE FUND .....................................................    8
INVESTMENTS IN AND REDEMPTIONS FROM THE FUND ...............................    8
TAX INFORMATION ............................................................    9
FINANCIAL HIGHLIGHTS .......................................................   10
ADDITIONAL INFORMATION .....................................................   11



2 Aetna Balanced VP, Inc.

THE FUND'S INVESTMENTS


Investment Objective, Principal Investment Strategies and Risks, Investment Performance


Investment Objective. Aetna Balanced VP, Inc. (Fund) seeks to maximize investment return, consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Fund's investment adviser, Aeltus Investment Management, Inc. (Aeltus), of which of those sectors or mix thereof offers the best investment prospects.


Principal Investment Strategies. Under normal market conditions, the Fund allocates its assets among the following asset classes:


    o  Equities, such as common and preferred stocks.


    o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities, and money market instruments.


Aeltus typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose full value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.


In managing the equity component of the Fund, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies to a significant extent.


In managing the debt component of the Fund, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard and Poor's Corporation or Baa3 by Moody's Investors Services, Inc. or, if unrated, considered by Aeltus to be of comparable quality.


                                                       Aetna Balanced VP, Inc. 3

Principal Risks. The principal risks of investing in the Fund are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.


Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.


The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.


The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


Fund shares will rise and fall in value and you could lose money by investing in the Fund. There is no guaranty the Fund will achieve its investment objective. Shares of the Fund are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.


Shares of the Fund are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund and the interests of qualified plans investing in the Fund might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.


4 Aetna Balanced VP, Inc.

Investment Performance

Year-by-Year Total Return


[Begin Bar Chart]

Years Ended December 31,

1990     5.72%
1991    18.37%
1992     6.39%
1993     9.90%
1994    -0.35%
1995    27.73%
1996    15.17%
1997    22.48%
1998    16.94%

[up arrowhead] Best Quarter:
  fourth quarter 1998,
  up 13.05%


[down arrowhead] Worst Quarter:
  third quarter 1998,
  down 6.59%

[End Bar Chart]


This performance bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates the Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years noted in the bar chart.





                     As of December 31, 1998



Average Annual Total Return         1 Year    5 Years   Since Inception   Inception Date
Balanced                            16.94%    15.90%       12.97%            04/03/89
S&P 500 Index*                      28.57%    24.06%       18.91%            03/31/89
LBAB**                               8.69%     7.27%        9.38%            03/31/89
60% S&P 500/40% LBAB                20.98%    17.32%       15.22%            03/31/89

This table shows the Fund's average annual total return. The table also compares the Fund's performance to the performance of broad-based securities market indices. The Fund's past performance is not necessarily an indication of how it will perform in the future.


The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. The performance numbers do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.


 * The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.
** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index of corporate, government and mortgage bonds.

                                                       Aetna Balanced VP, Inc. 5

FUND EXPENSES


The following table describes Fund expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all Fund shareholders. Shareholders who acquire Fund shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges that may apply.



                          Shareholder Fees
             (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases                  None
Maximum Deferred Sales Charge (Load)                      None



                         Annual Fund Operating Expenses(1)
                  (expenses that are deducted from Fund assets)

Management Fee                                            0.50%
Other Expenses                                            0.09%
Total Operating Expenses                                  0.59%

(1) Prior to May 1, 1998, the investment adviser provided administrative services to the Fund and assumed the Fund's ordinary recurring direct expenses under an administrative services agreement. Effective May 1, 1998, under the current Administrative Services Agreement, Aeltus provides administrative services to the Fund but will not assume the Fund's ordinary recurring direct costs. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the current Administrative Services Agreement and estimate the Fund's ordinary recurring direct costs.



Example


The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:



 1 Year     3 Years     5 Years     10 Years
  $60        $189        $329         $738

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.


6 Aetna Balanced VP, Inc.

OTHER CONSIDERATIONS


In addition to the principal investments and strategies described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).


Futures Contracts and Options. The Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class.


    o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.


    o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.


The main risk with futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.


Defensive Investing. In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies. In that event, the Fund may not achieve its investment objective.


Year 2000. The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Fund and its shareholders. However, the Fund understands that its key service providers, including but not limited to Aeltus and its affiliates, the transfer agent, the custodian, and broker-dealers through which its trades are executed, are taking steps to address the issue. The costs of these efforts will not affect the Fund. The Year 2000 problem also may adversely affect the issuers in which the Fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Fund and Aeltus will continue to monitor developments relating to this issue.


                                                       Aetna Balanced VP, Inc. 7

MANAGEMENT OF THE FUND

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.


Advisory Fees

For its most recent fiscal year, the Fund paid Aeltus aggregate advisory fees equal to an annual rate of 0.50% of the average daily net assets of the Fund.


Portfolio Management

Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing large cap stocks for the Fund since August 1998. He has over 30 years of experience in quantitative applications and has over 11 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


Thomas DiBella, Portfolio Manager, Aeltus, has been managing small cap stocks for the Fund since May 1999. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.


Steven C. Huber, Vice President, Aeltus, has been managing fixed-income securities for the Fund since May 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.


INVESTMENTS IN AND REDEMPTIONS FROM THE FUND

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Fund, and any fees that may apply.


Orders for the purchase or redemption of Fund shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. The insurance company has been designated an agent of the Fund for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notice of the order by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.


Net Asset Value. The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).


In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.


Business Hours. The Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.


The Fund may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.


The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.


8 Aetna Balanced VP, Inc.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase or exchange request, including a request made by a market timer.

TAX INFORMATION


The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended
(Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, the Fund generally will not be subject to tax on its ordinary income and net realized capital gains.


The Fund also intends to comply with the diversification requirements of Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Fund to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.


Dividends and Distributions. Dividends and capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June.


Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of payment, the share price of the Fund will be reduced by the amount of the payment.


                                                       Aetna Balanced VP, Inc. 9

FINANCIAL HIGHLIGHTS


These highlights are intended to help you understand the Fund's performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's Financial Statements, is included in the Fund's current Annual Report, which is available upon request.


(for one outstanding share throughout each period)


                                                          Years Ended December 31,
                                     -------------------------------------------------------------------
                                         1998          1997          1996         1995+         1994+
                                     -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period                                $16.03        $15.12        $14.50        $12.23        $12.80
                                       ------        ------        ------        ------        ------
Income from investment
 operations:
 Net investment income                   0.46          0.50+         0.47+         0.54          0.48
 Net realized and change in
  unrealized gain or loss on
  investments                            2.11          2.73          1.59          2.73         (0.53)
                                       ------        ------        ------        ------        ------
   Total from investment
    operations                           2.57          3.23          2.06          3.27         (0.05)
                                       ------        ------        ------        ------        ------
Less distributions:
 From net investment income             (0.39)        (1.10)        (0.35)        (0.67)        (0.45)
 From net realized gains on
  investments                           (2.48)        (1.22)        (1.09)        (0.33)        (0.07)
                                       ------        ------        ------        ------        ------
   Total distributions                  (2.87)        (2.32)        (1.44)        (1.00)        (0.52)
                                       ------        ------        ------        ------        ------
Net asset value, end of period         $15.73        $16.03        $15.12        $14.50        $12.23
                                       ======        ======        ======        ======        ======
Total return*                           16.94%        22.48%        15.17%        27.23%        (0.35)%
Net assets, end of period
 (millions)                            $1,852        $1,642        $1,364        $1,196          $958
Ratio of net expenses to average
 net assets                              0.59%         0.58%         0.45%         0.31%         0.32%
Ratio of net investment income to
 average net assets                      3.01%         3.01%         3.21%         3.96%         3.83%
Portfolio turnover rate                 85.83%       112.03%       107.80%       141.21%       112.05%

* The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.
+ Per share data calculated
  using weighted average number of shares outstanding throughout the period.


10 Aetna Balanced VP, Inc.

ADDITIONAL INFORMATION


The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund. The most recent annual and semi-annual reports also contain information about the Fund's investments, as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year.


You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling 1-800-525-4225 or writing to:


                            Aetna Balanced VP, Inc.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.


Investment Company Act File No. 811-5773.

                                                      Aetna Balanced VP, Inc. 11

                                     PART B
                                     ------

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 17 by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on April 27, 1999.

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

       (a.1)    Articles of Incorporation(1)
       (a.2)    Articles of Amendment (March 8, 1989)(2)
       (a.3)    Articles of Amendment (April 6, 1998)(3)
       (b)      Amended and Restated Bylaws (adopted by Board of Directors
                September 25, 1996)(3)
       (c)      Instruments Defining Rights of Holders(4)
       (d)      Investment Advisory Agreement between Aeltus Investment Management, Inc.
                ("Aeltus") and Aetna Balanced VP, Inc.(3)
       (e)      Underwriting Agreement between Aetna Life Insurance and Annuity
                Company and Aetna Balanced VP, Inc.(2)
       (f)      Directors' Deferred Compensation Plan(3)
       (g)      Custodian Agreement between Aetna Balanced VP, Inc. and Mellon Bank, N.A.(1)
       (h.1)    Administrative Services Agreement between Aeltus and Aetna Balanced VP, Inc.(3)
       (h.2)    License Agreement(2)
       (i)      Opinion and Consent of Counsel
       (j)      Consent of Independent Auditors
       (k)      Not applicable
       (l)      Not applicable
       (m)      Not applicable
       (n)      See exhibit 27 below
       (o)      Not applicable
       (p.1)    Power of Attorney (November 6, 1998)(5)
       (p.2)    Authorization for Signatures(6)
       (27)     Financial Data Schedule

1. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 25, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 11, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on April 27, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-27247), as filed electronically with the Securities and Exchange Commission on June 7, 1996.

5. Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on December 17, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

     Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 1999, Aetna Life Insurance and Annuity Company (Aetna), and its affiliates, owned 100% of Registrant's outstanding voting securities, through direct ownership or through one of Aetna's separate accounts.

     Aetna is an indirectly wholly owned subsidiary of Aetna Inc.

     A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to
     Item 24 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 33-12723), as filed electronically with the Securities and Exchange Commission on March 10, 1999.

Item 25. Indemnification
------------------------

     Article 8, Section (d) of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires on October 1, 1999.

     Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of the Administrator.

     Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

     The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Generation Portfolios, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). It also acts as investment adviser to certain private accounts.

     The following table summarizes the business connections of the directors and principal officers of the investment adviser.

----------------------------------------------------------------------------------------------------------------------
Name                        Positions and Offices            Other Principal Position(s) Held
----                        with Investment Adviser          Since Oct. 31, 1996/Addresses*
                            -----------------------          --------------------------------
----------------------------------------------------------------------------------------------------------------------
John Y. Kim                 Director, President, Chief       Director (February 1995 - March 1998) -- Aetna Life
                            Executive Officer, Chief         Insurance and Annuity Company; Senior Vice President
                            Investment Officer               (since September 1994) -- Aetna Life Insurance and
                                                             Annuity Company.

J. Scott Fox                Director, Managing Director,     Vice President (since April 1997) -- Aetna Retirement
                            Chief Operating Officer, Chief   Services, Inc.; Director and Senior Vice President
                            Financial Officer                (March 1997 - February 1998) -- Aetna Life Insurance
                                                             and Annuity Company; Managing Director, Chief Operating
                                                             Officer, Chief Financial Officer, Treasurer (April 1994 -
                                                             March 1997) - Aeltus Investment Management, Inc.

Thomas J. McInerney         Director                         President (since August 1997) -- Aetna Retirement
                                                             Services, Inc.; Director and President (since September
                                                             1997) -- Aetna Life Insurance and Annuity Company;
                                                             Executive Vice President (since August 1997) -- Aetna
                                                             Inc.; Vice President, Strategy (March 1997 - August
                                                             1997) - Aetna Inc.; Vice President, Marketing and Sales
                                                             (December 1996 - March 1997) -- Aetna U.S. Healthcare;
                                                             Vice President, National Accounts (April 1996 -
                                                             December 1996) -- Aetna U.S. Healthcare.

Catherine H. Smith          Director                         Chief Financial Officer (since February 1998) -- Aetna
                                                             Retirement Services, Inc.; Director, Senior Vice
                                                             President and Chief Financial Officer (since February
                                                             1998) -- Aetna Life Insurance and Annuity Company; Vice
                                                             President, Strategy, Finance and Administration,
                                                             Financial Relations (September 1996 - February 1998) --
                                                             Aetna Inc.

Lennart A. Carlson          Vice President, Fixed            Managing Director (since January 1996) -- Aeltus Trust
                            Income Investments               Company.

Stephanie A. DeSisto        Vice President

----------------------------------------------------------------------------------------------------------------------
Name                        Positions and Offices            Other Principal Position(s) Held
----                        with Investment Adviser          Since Oct. 31, 1996/Addresses*
                            -----------------------          --------------------------------
----------------------------------------------------------------------------------------------------------------------

Amy R. Doberman             Vice President, General          Counsel (since December 1996) -- Aetna Life Insurance and
                            Counsel and Secretary            Annuity Company; Attorney (March 1990 - November 1996) --
                                                             Securities and Exchange Commission.

Steven C. Huber             Vice President, Fixed            Managing Director (since August 1996) -- Aeltus Trust
                            Income Investments               Company.

Brian K. Kawakami           Vice President, Chief            Chief Compliance Officer & Director (since January
                            Compliance Officer               1996) - Aeltus Trust Company; Chief Compliance Officer
                                                             (since August 1993) -- Aeltus Capital, Inc.

Neil Kochen                 Managing Director, Product       Managing Director (since April 1996) -- Aeltus Trust
                            Development                      Company; Managing Director (since August 1996) - Aeltus
                                                             Capital, Inc.

Frank Litwin                Managing Director, Retail        Vice President, Strategic Marketing (April, 1992 -
                            Marketing and Sales              August, 1997) -- Fidelity Investments Institutional
                                                             Services Company.

Kevin M. Means              Managing Director, Equity        Managing Director (since August 1996) -- Aeltus Trust
                            Investments                      Company.

L. Charles Meythaler        Managing Director, Institutional Director (since July 1997) - Aeltus Trust Company;
                            Marketing and Sales              Managing Director (since June 1997) -- Aeltus Trust
                                                             Company; President (June 1993 - April 1997) - New
                                                             England Investment Association.

    *Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters

(a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna GET Fund, Aetna Variable Portfolios, Inc. and Aetna Generation Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940

     Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America (AICA) (a separate account of AICA registered as a unit investment trust under the 1940 Act).

(b) The following are the directors and principal officers of the Underwriter:


Name and Principal      Positions and Offices with Principal                    Positions and Offices
Business Address*                   Underwriter                                    with Registrant
------------------      ------------------------------------                    ---------------------
Thomas J. McInerney     Director and President                                  None

Shaun P. Mathews        Director and Senior Vice President                      Director

Catherine H. Smith      Director, Senior Vice President and Chief Financial     None
                        Officer

Allan Baker             Senior Vice President                                   None

David E. Bushong        Senior Vice President                                   None

Robert D. Friedhoff     Senior Vice President                                   None

Steven A. Haxton        Senior Vice President                                   None

John Y. Kim             Senior Vice President                                   Director

Deborah Koltenuk        Vice President, Treasurer and Corporate Controller      None

Therese Squillacote     Vice President and Chief Compliance Officer             None

Thomas P. Waldron       Senior Vice President                                   None

Kirk P. Wickman         Senior Vice President, General Counsel and              None
                        Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.
(c) Not applicable

Item 28. Location of Accounts and Records
-----------------------------------------

     As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services
----------------------------

     Not applicable.

Item 30. Undertakings
---------------------

     Not applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Balanced VP, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 27th day of April, 1999.


                                                AETNA BALANCED VP, INC.
                                              ----------------------------------
                                                Registrant

                                              By J. Scott Fox*
                                                 -------------------------------
                                                 J. Scott Fox
                                                 President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



Signature                                 Title                                          Date
---------                                 -----                                          ----

J. Scott Fox *                            President and Director                     )
---------------------------------------   (Principal Executive Officer)              )
J. Scott Fox                                                                         )
                                                                                     )
                                                                                     )
Albert E. DePrince, Jr.*                  Director                                   )
---------------------------------------                                              )
Albert E. DePrince, Jr.                                                              )
                                                                                     )
                                                                                     )
Maria T. Fighetti *                       Director                                   )
---------------------------------------                                              )
Maria T. Fighetti                                                                    )
                                                                                     )
                                                                                     )
David L. Grove *                          Director                                   )     April
---------------------------------------                                              )     27, 1999
David L. Grove                                                                       )
                                                                                     )
                                                                                     )
John Y. Kim*                              Director                                   )
---------------------------------------                                              )
John Y. Kim                                                                          )
                                                                                     )
                                                                                     )
Sidney Koch *                             Director                                   )
---------------------------------------                                              )
Sidney Koch                                                                          )
                                                                                     )
Shaun P. Mathews*                         Director                                   )
---------------------------------------                                              )
Shaun P. Mathews                                                                     )
                                                                                     )

Corine T. Norgaard*                       Director                                   )
---------------------------------------                                              )
Corine T. Norgaard                                                                   )
                                                                                     )
                                                                                     )
Richard G. Scheide*                       Director                                   )
---------------------------------------                                              )
Richard G. Scheide                                                                   )
                                                                                     )
                                                                                     )
Stephanie A. DeSisto*                     Treasurer and Chief Financial Officer      )
---------------------------------------                                              )
Stephanie A. DeSisto                      (Principal Financial and Accounting        )
                                           Officer)                                  )

By:  /s/ Amy R. Doberman
    -------------------------------------------------
    *Amy R. Doberman
     Attorney-in-Fact

  *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                   Aetna Balanced VP, Inc.
                        EXHIBIT INDEX


 Exhibit No.      Exhibit                                   Page
 -----------      -------                                   ----
 99-(i)           Opinion and Consent of Counsel
                                                       --------------

 99-(j)           Consent of Independent Auditors
                                                       --------------

 (27)             Financial Data Schedule
                                                       --------------